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                                                                   Exhibit 99.4



              COMMITMENT, CONTRIBUTION AND SUBORDINATION AGREEMENT

                  COMMITMENT, CONTRIBUTION AND SUBORDINATION AGREEMENT, dated as of January 30, 1998 (this "AGREEMENT"), executed by Liggett Group Inc., a Delaware corporation, (the "COMPANY"), Brooke Group Ltd. ("BGL"), a Delaware corporation, and BGLS Inc. ("BGLS"), a Delaware corporation, and Brooke (Overseas) Ltd., a Delaware corporation, ("BOL" and, collectively with BGL and BGLS, the "OBLIGORS") in favor of Bankers Trust Company, a New York banking corporation organized under the laws of the State of New York, acting not in its individual capacity but solely as Trustee under the Indenture (as defined below) and Collateral Agent under the Security Agreement (the "TRUSTEE" or the "COLLATERAL AGENT", as applicable) and the Noteholders.

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, LIGGETT GROUP INC., a Delaware corporation (together with its successors and assigns, the "COMPANY") and EVE HOLDINGS INC., a Delaware corporation, as a guarantor thereunder have entered into an Indenture dated as of February 14, 1992 (as at any time amended or supplemented or otherwise modified, the "INDENTURE"; capitalized terms defined in the Indenture and not otherwise defined herein being used as defined therein) with the Trustee; providing for, INTER ALIA, the issuance by the Company of 11.50% Series A Senior Secured Notes Due 1999 (the "SERIES A NOTES"), 11.50% Series B Senior Secured Notes Due 1999 (the "SERIES B NOTES") and Variable Rate Series C Senior Secured Notes Due 1999 (the "SERIES C NOTES" and, together with the Series A Notes and the Series B Notes, the "SENIOR SECURED NOTES");

                  WHEREAS, the Company desires to enter into a Second Supplemental Indenture and Amendment to Series B and Series C Senior Secured Notes, dated as of January 30, 1998 (the "SECOND SUPPLEMENTAL INDENTURE AND AMENDMENT TO NOTES"), to amend the Indenture and the Senior Secured Notes to, among other things, (i) extend the date of the February 1, 1998 mandatory redemption of $37,500,000 aggregate principal amount of Senior Secured Notes, required pursuant to paragraph 2(b)(ii) of the Senior Secured Notes (the "1998 MANDATORY REDEMPTION") and (ii) allow the Company to consummate the Liggett-Ducat Sale (as defined below);

                  WHEREAS, in connection with the formation of a joint venture or other entity (the "NEW RUSSIAN ENTITY") to finance the construction of a new tobacco factory in Russia by Liggett-Ducat Limited, a Russian joint stock company ("LIGGETT-DUCAT"), the Company intends to transfer to BOL its approximately 19.97% ownership interest in, and options to acquire





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additional shares of, Capital Stock of Liggett-Ducat (the "LIGGETT-DUCAT SALE")
in consideration of (i) the execution and delivery of this Agreement by the Obligors, (ii) the execution and delivery of the BOL Pledge Agreement by BOL and
(iii) the agreement by the Obligors that all intercompany debt owed by Liggett-Ducat to Obligors shall either, at the option of the Obligors, be converted to equity or canceled immediately prior to the consummation of the Liggett-Ducat Sale; and

                  WHEREAS, in order to induce the Requisite Holders to consent to and the Trustee to enter into the Second Supplemental Indenture and Amendment to Series B and Series C Senior Secured Notes the Obligors have agreed to enter into this Agreement.

                                A G R E E M E N T
                                -----------------

                  NOW, THEREFORE, in consideration of the premises and other benefits to the Obligors, the receipt and sufficiency of which are hereby acknowledged, the Obligors hereby agree as follows:

                  1. INTEREST FUNDING COMMITMENT. In connection with the extension of the 1998 Mandatory Redemption, BGL and BGLS, jointly and severally, agree that, in the event that the Company should fail to pay the interest installment on the Senior Secured Notes due on February 1, 1998 or August 1, 1998 (the "1998 INTEREST PAYMENTS") in full when due, including with respect to the August 1, 1998 installment, the applicable grace period, BGL and BGLS shall, at their option, either (i) arrange for loans to be made to the Company, and, if required by the lender thereof, guaranty the repayment of such loans or (ii) make loans to the Company, all of which loans shall constitute Subordinated Indebtedness, in either case so as to permit the Company to make each such 1998 Interest Payment in full when due, including with respect to the August 1, 1998 installment, the applicable grace period (the "BGL/BGLS COMMITMENT").

                  2. SUBORDINATION. BGL and BGLS agree that any claim against the Company in connection with any right of repayment, reimbursement, contribution or subrogation of BGL or BGLS against the Company arising out of any of the transactions contemplated hereby or any claim against the Company in connection with the loans or arising out of the guarantee of loans made under the Working Capital Facility in connection with the Company's payment of the August 1, 1997 interest installment, shall be subordinated in all respects to the prior repayment of the Senior Secured Notes in full and the Company shall not be obligated to make any payment in respect thereof until the Senior Secured Notes shall have been repaid in full.

                  3. LIGGETT-DUCAT SALE; CONTRIBUTION/CANCELLATION OF INDEBTEDNESS. Subject to BOL's execution and delivery of the BOL Pledge Agreement, on the Effective Date (as defined





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in the Second Supplemental Indenture and Amendment to Notes) the Company shall transfer to BOL its approximately 19.97% ownership interest in, and options to acquire additional shares of Capital Stock of, Liggett-Ducat. The Obligors hereby covenant and agree that immediately prior to the consummation of the Liggett-Ducat Sale, all Indebtedness owed by Liggett-Ducat to any of the Obligors shall have been either converted to equity or canceled.

                  4. CONTRIBUTION OF BGL SHARES. On or prior to the Effective Date (as defined in the Second Supplemental Indenture and Amendment to Notes) BGL shall contribute and deliver 482,970 shares of its common stock (together with such additional shares as may be required as a result of rounding requirements set forth in the Supplemental Indenture and Amendment to Notes) to the Company in order to permit the Company to satisfy its obligations under
Section 4.01 of the Second Supplemental Indenture and Amendment to Series B and Series C Senior Secured Notes. Such shares shall be duly authorized, validly issued, fully paid and non-assessable and delivered to the Company on the Effective Date, free and clear of any Lien created by or through BGL. Pending the distribution of such shares to the Holders in accordance with the Second Supplemental Indenture and Amendment to Notes, the Company shall deliver such shares to the Trustee who shall hold such shares in trust for the benefit of the Holders.

                  5. WAIVER OF MANAGEMENT FEES. BGL and BGLS hereby waive any right to payments from the Company under the agreements set forth in Section 4.09(iv) of the Indenture in excess of $3,600,000 cumulatively and in the aggregate during any calendar year commencing with January 1, 1998.

                  6. RIGHTS OF TRUSTEE AND COLLATERAL AGENT. Each of the Obligors agrees that the Trustee shall have the right, in the name of and on behalf of the Company, to enforce its obligations to the Company hereunder and that the Company's rights hereunder shall constitute Collateral under the Security Agreement.

                  7. REPRESENTATIONS AND WARRANTIES. Each the Obligors represents and warrants to the Trustee, the Collateral Agent and the Noteholders as follows:

                  (a) the execution and delivery of this Agreement by such Obligor and the performance of its obligations hereunder have been duly authorized by all necessary corporate action on the part of such Obligor and this Agreement has been duly and validly executed and delivered by such Obligor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

                  (b) the execution and delivery of this Agreement and the performance of its obligations hereunder will not conflict with or result in a breach of, or require any consent under, the charter or by-laws of such Obligor, or any applicable law or regulation, or any order, writ,


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injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which such Obligor is a party or by which it is subject or bound or constitute a default under any such agreement or instrument, where such conflict, breach or failure to obtain consent will have a material adverse effect on the transactions contemplated hereby.

                  8. AMENDMENT. The terms and conditions of this Agreement may be changed, waived, modified or varied only by a writing executed by each of the Obligors and the Trustee.

                  9. OBLIGATIONS ABSOLUTE. The obligations of each Obligor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Company or any other Obligor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of the Indenture; (c) any amendment to or modification of any agreement or any security for any of the Obligations; whether or not the Obligors shall have notice or knowledge of any of the foregoing or (d) to any right of setoff or any counterclaim.

                  10. SUCCESSORS. All agreements of the Obligors in this Agreement shall bind their respective successors.

                  11. SEVERABILITY. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  12. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York without regard to principles of conflicts of law. The parties hereto agree to submit to the jurisdiction of the state and federal courts located in the Borough of Manhattan of the State of New York in any action or proceeding arising out of or relating to this Agreement.

                  13. COUNTERPARTS. All parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                     LIGGETT GROUP INC.


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                     BROOKE GROUP LTD.


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                     BGLS INC.


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                     BROOKE (OVERSEAS) LTD.


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:

ACKNOWLEDGED AND AGREED:

BANKERS TRUST COMPANY, as
Trustee and Collateral Agent

By:
    ----------------------------
    Name:
    Title: